UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2025 (January 6, 2025)

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 28, 2025, Belpointe PREP, LLC (the “Company”) held its annual meeting of unitholders (the “Annual Meeting”). As of October 30, 2024, the record date for the Annual Meeting, the Company had 3,647,093 Class A units, 100,000 Class B units and one Class M unit outstanding. Holders of the Company’s Class A units and Class B units were entitled to one vote per unit on all matters submitted for approval of the unitholders at the Annual Meeting. The holder of the Company’s Class M unit was entitled to that number of votes equal ten times the aggregate number of Class A units and Class B units outstanding on those matters which the Class M unit is entitled to vote.

At the Annual Meeting holders of the Company’s Class A and Class B units voted together as a single class on proposals to elect one Class III director and ratify appointment of the Company’s independent registered public accounting firm, each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 5, 2024. The holder of the Company’s Class M unit voting separately as a class was entitled to elect one Class III director (the “Class M Director”), but was not entitled to vote on any of the other proposals. Unitholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s unitholders.

1. The individuals below were elected at the Annual Meeting to serve as Class III directors of the Company until the 2027 annual meeting of the unitholders or until their respective successors are duly elected or appointed and qualified or until their earlier resignation, removal, incapacity or death.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Brandon Lacoff	37,470,930	—	—	—
Dean Drulias	1,979,346	73,027	15,217	1,483,161

2. The ratification of the appointment of Citrin Cooperman & Company, LLP, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. There were no broker non-votes on this proposal.

For	Against	Abstain	Broker Non-Votes
2,040,240	73,027	15,217	1,518,609

Item 7.01 Regulation FD Disclosure.

On January 8, 2025, the Company announced that it had received a letter, on January 6, 2025, from NYSE American LLC (“NYSE American”) indicating that, as a result of having not held its annual meeting of unitholders for the fiscal year ended December 31, 2023 by December 31, 2024, the Company was not in compliance with the continued listing standards set forth in Section 704 of the NYSE American Company Guide (the “Listing Standards”).

On January 30, 2025, following the Annual Meeting, the Company received a letter from NYSE American, acknowledging that the Company was back in compliance with the Listing Standards.

A copy of the press release announcing that the Company had regain compliance with the Listing Standards is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 30, 2025, issued by Belpointe PREP, LLC.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2025

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer